COHEN & STEERS DIVIDEND VALUE FUND, INC.

Class A (DVFAX), Class C (DVFCX), Class F (DVVFX), Class I (DVFIX),

Class R (DVFRX) and Class Z (DVFZX) Shares

Supplement dated April 29, 2019 (this “Supplement”) to the

Statement of Additional Information dated July 1, 2018, as supplemented

Important Notice Regarding Changes to Name, Investment Objectives and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

Important Notice Regarding Changes to Name, Investment Objective and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

At a meeting held on April 26, 2019, the Board of Directors (the “Board”) of Cohen & Steers Dividend Value Fund, Inc. (the “Fund”) considered and approved, among other related proposals: (i) changing the Fund’s name and investment objectives and (ii) modifying the Fund’s principal investment strategies and principal risks. Currently, the Fund invests at least 80% of its net assets in a portfolio of dividend-paying common stocks and preferred stocks that have the potential to offer long-term growth of income and capital appreciation. The Board approved changing this policy as described below under the heading “Principal Investment Strategies.” The Board also approved changing the Fund’s fiscal year end from February 28th to October 31st. All of these changes to the Fund are expected to become effective on or about July 1, 2019.

As a result, effective on or about July 1, 2019, the following changes will be made to the SAI:

1.

Name Change. The name of the Cohen & Steers Dividend Value Fund, Inc. is changed to Cohen & Steers Alternative Income Fund, Inc. All references to the former name of the Fund in the Summary Prospectus will change to the Fund’s new name.

2.	Investment Strategies and Policies. The Fund has been added to the following subsections of the Investment Strategies and Policies section of the SAI:
•	Canadian Royalty Trusts
•	Credit Derivatives
•	Municipal Securities
•	Senior Secured Floating Rate Loans
•	Bank Instruments
•	Inflation-Linked Fixed-Income Securities
•	Exchange-Traded Notes
•	Natural Resource Companies
•	Short Sales
•	Credit Default Swap Transactions
•	Total Return Swap Transactions
•	Additional Derivatives Transactions
•	Short Sales
•	Options
•	Oil, Gas and Minerals
•	Pledging, Mortgaging or Hypothecation of Assets
•	Purchasing Securities on Margin

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3.	Management of the Funds. The section entitled “Management of the Funds” of the SAI is amended as follows:

Alternative Income Fund

Name, Address(1) and Year of Birth	Position(s) Held with the Funds(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Jon Cheigh 1972	Vice President	Executive Vice President of the Advisor since 2012. Prior to that, Senior Vice President of the Advisor since 2007.	2007

Vincent L. Childers 1976	Vice President	Senior Vice President of the Advisor since 2013. Prior to that, portfolio manager for real asset strategies at AllianceBernstein.	2013

Tyler Rosenlicht 1985	Vice President	Senior Vice President of the Advisor since 2018. Prior to that, Vice President of the Advisor since 2015 and an Analyst of the Advisor since 2012.	2015

William F. Scapell 1967	Vice President	Executive Vice President of the Advisor since 2014 and prior to that Senior Vice President of the Advisor since 2003.	2003

Elaine Zaharis-Nikas 1973	Vice President	Senior Vice President of the Advisor since 2014. Prior to that, Vice President of the Advisor since 2005.	2015

Benjamin Morton 1974	Vice President	Executive Vice President of the Advisor since 2019. Prior to that, Senior Vice President of the Advisor since 2010 and Vice President of the Advisor since 2005.	2013

Christopher Rhine 1979	Vice President	Senior Vice President of the Advisor since 2016. Prior to that, Vice President of the Advisor since 2012.	2017

4.	Portfolio Managers. The section entitled “Investment Advisory and Other Services — Portfolio Managers” of the SAI is amended as follows:

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies				Other Pooled Vehicles		Other Accounts
	Number of Accounts		Total Assets		Number of Accounts	Total Assets	Number of Accounts	Total Assets
Alternative Income Fund
Jon Cheigh	7		$10,592		25	$4,435	16	$4,410
Vincent L. Childers	–0	–	$–0	–	1	$10	2	$1,133
Tyler Rosenlicht	1		$536		1	$6	1	$25
William F. Scapell	8		$16,413		11	$1,089	20	$3,298
Elaine Zaharis-Nikas	5		$12,763		10	$738	17	$2,639
Benjamin Morton	5		$4,232		12	$1,125	16	$3,295	(1),(2)
Christopher Rhine	2		$416		2	$31	4	$1,222

(1)	One “Other Account”, with total assets of $157.7 million as of February 28, 2019, is subject to performance based fees.
(2)	One “Other Account”, with total assets of $140.7 million as of December 31, 2018, is subject to performance based fees.

5.	Change of Fiscal Year End. Effective July 1, 2019, the Fund’s fiscal year end will change from February 28th to October 31st.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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